UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska, 8137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska, 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/12

Item 1.  Reports to Stockholders.

CLASS A SHARES (BHTAX)

CLASS C SHARES (BHTCX)

Annual Report

December 31, 2012

1-877-760-0005

WWW.BH-ADV.COM

Distributed by Northern Lights Distributors, LLC

Member FINRA

       December 31, 2012

Dear Shareholders,

For the final quarter of 2012 equity markets finished with a whimper, declining from mid-October thru the presidential election in anticipation of the upcoming partisan battle regarding the impending plunge off the “fiscal cliff” - a term we have come to loathe.  In response to uncertainty, domestic equity markets declined but finished the year with gains nonetheless, with the S&P rising 13%, aided by yet an additional $45B per month of Federal Reserve bond buying unveiled in their December 12th meeting.  The Fed also removed the timing uncertainty of stimulus withdrawal, targeting unemployment at 6 ½% and removing calendar guidance, thus providing more transparency to market participants, seen as a positive.  The ongoing liquidity and zero interest rate environment, continues to propel equity markets in spite of unresolved macro-economic and geopolitical risks.

Our risk aversive stance for 2012 has resulted in the fund trailing the market for the year.  We have maintained an investment posture that has reduced volatility with a mix of bonds, cash and higher yielding equity positions in an attempt to provide a defense against large systematic market declines.  What we did not do: we did not enter the “too big to fail” financial segment as we consider their analysis futile due to the opaque nature of their balance sheets and their risk-embracing leveraged business models unchanged due to regulatory failings and government largesse.  We avoided the consumer discretionary segments as inflation adjusted wages have declined over the past decade for all but the highest earners and employment continues to disappoint compared to previous recoveries.  These segments were two of the top performers for the year.

What we did do well: our positioning in healthcare segment, in particular large cap pharmaceuticals, added strong gains to our portfolios, returning in excess of 18% for the year vs. low teens for the segment index.  We continue to favor these companies as patent expirations decline therefore reducing generic competition over the next few years.  We transitioned our technology portfolio away from a personal computer centric model to that of the new wireless/Wi-Fi/cloud generation, taking gains from our legacy positions ahead of market declines.  This generated returns of approximately 22% for the fund.  We like the positions we have added and we expect to add more over time as valuations permit.  Additionally our positions in the Industrial segments provided strong gains.  Lastly, our bond portfolio returned approximately 6% for the year providing cash flow and offsetting market volatility.  We think the bond trade has run its course.  We anticipate trimming a majority of our fixed income positions and maintaining a minimal allocation until there are more attractive yields in the market.

What we did not do well: our energy exposed Master Limited Partnerships (MLPs) and materials (gold miners in particular) added drag to the portfolios as these segments declined for the year.  In the energy segment, crude oil prices declined approximately 8.5%, coal fell 15% while natural gas rebounded 13%, (albeit from extremely depressed levels and still considered marginally unprofitable for most producers).  The price pressure curtailed revenue and margin for our oil, gas and coal producers and consequently flowed through to our energy service providers.  We continue to favor oil drillers, equipment and service providers and the MLPs and others serving the domestic energy build out as a result of successful unconventional drilling methods.  We believe natural gas will eventually capture profit from global pricing differentials.  The energy segment, flat in the past year, has provided outsized returns in the past and may again as our global economy recovers.  Our position in the gold miners was intended as a hedge against central bank currency devaluation and equity market declines.  While gold has appreciated 6% for the year, our positions have declined 20% or more, not the result intended or expected.  As production costs have inflated over time, acquisitions and projects once deemed profitable have fallen short of industry expectations.  Expansion has been managed poorly as production and earnings targets have not materialized.  We were right on the idea but failed in the execution as our vehicle of choice, gold miners, disappointed.  We detect much more fiscal discipline in the tone from gold mining executives and we believe the performance gap will close over time.  Cash in the most secure government money fund provides safety but no return, has been a drag against performance.

For 2013, we continue to see much of the same in the global economy, future economic crisis notwithstanding.   Slow global growth will be driven by emerging markets.  Domestic employment will continue to show anemic growth as technology displaces workers and their retirement is deferred due to economic necessity and reduced interest rates.  Central banks will continue their liquidity measures to reduce leverage and debt in a cleansing manner.  Political headlines and central bank policies will continue to have outsized effects on the investment markets.

Strategically, we continue to believe positions in healthcare will benefit as the aging baby boomers increasing their healthcare consumption.  Technology will continue to benefit as cost saving efficiencies are realized and consumers and businesses alike embrace newer platforms.  Select industrials, energy and basic material firms will benefit from ongoing global expansion.  We anticipate adding positions in these segments as well as in the agricultural group when market opportunities present themselves.  We see relatively full valuations in the utility, telecom and consumer staple segments as investors have bid up multiples in search of safety and yield.  We continue to utilize high yielding equities, MLPs and Convertibles in an attempt to provide yield and cash flow to shareholders.   As always, protection of investor’s principal is one of our paramount concerns.  Happy New Year to all and a prosperous 2013!

Best regards,

Beech Hill Advisors

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large‐cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Review Code 0396-NLD-2/6/2013

Beech Hill Total Return Fund
PORTFOLIO REVIEW
December 31, 2012 (Unaudited)

The Fund's performance figures* for the period ended December 31, 2012, as compared to its benchmark:

	1 Year	Since Inception***
Beech Hill Total Return Fund Class A	6.11%	-0.19%
Beech Hill Total Return Fund Class A with load	1.88%	-2.29%
Beech Hill Total Return Fund Class C	5.27%	-0.93%
S&P 500 Total Return Index **	16.00%	7.64%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.00%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expense, after fee waiver and/or reimbursements, are 1.75% for Class A shares, 2.50% for Class C shares per the May 1, 2012, prospectus. For performance information current to the most recent month-end, please call toll-free 1-877-760-0005.

** The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.
*** Inception date is January 24, 2011.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry	% of Net Assets
Pharmaceuticals	12.5%
Pipelines	8.9%
Electric	8.0%
Mining	7.3%
Telecommunications	7.2%
Semiconductors	6.2%
Oil & Gas Services	4.8%
Computers	4.2%
Auto Manufacturers	3.5%
Software	2.8%
Other / Cash & Cash Equivalents	34.6%
100.0%

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS
December 31, 2012

Shares		Value
	COMMON STOCK - 60.8%
	COMPUTERS - 4.2%
290	Apple, Inc.	$ 154,578
8,000	EMC Corp. *	202,400
		356,978
	COSMETICS/PERSONAL CARE- 1.7%
10,000	Avon Products, Inc.	143,600

	MEDIA- 2.7%
15,000	CableVision Systems Corp.	224,100

	MINING - 7.3%
4,500	Barrick Gold Corp.	157,545
8,000	Freeport-McMoRan Copper & Gold	273,600
4,000	Newmont Mining Corp.	185,760
		616,905
	MISCELLANEOUS MANUFACTURING - 2.5%
10,000	General Electric Co.	209,900

	OIL & GAS SERVICES - 4.8%
3,425	National Oilwell Varco, Inc.	234,099
2,500	Schlumberger, Ltd.	173,225
		407,324
	PHARMACEUTICALS - 12.5%
6,000	Merck & Co., Inc.	245,640
4,000	Novartis AG - ADR	253,200
11,000	Pfizer, Inc.	275,880
6,000	Sanofi	284,280
		1,059,000
	PIPELINES - 8.9%
5,000	Energy Transfer Partners LP	214,650
3,800	Enterprise Products Partners LP	190,304
2,200	Kinder Morgan Energy Partners LP	175,538
4,000	NuStar Energy LP	169,920
		750,412
	SEMICONDUCTORS - 6.2%
7,400	Broadcom Corp.	245,754
4,500	QUALCOMM, Inc.	279,090
		524,844

See accompanying notes to financial statements.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012

Shares		Value
	SOFTWARE - 2.8%
7,000	Oracle Corp.	$ 233,240

	TELECOMMUNICATIONS - 7.2%
6,000	AT&T, Inc.	202,260
4,500	BCE, Inc.	193,230
5,000	Verizon Communications, Inc.	216,350
		611,840

	TOTAL COMMON STOCK (Cost $4,934,010)	5,138,143

	CONVERTIBLE PREFERRED STOCK - 13.4%
	AEROSPACE/DEFENSE - 1.6%
2,500	United Technologies Corp, 7.50%, 8/1/2015 *	139,275

	AUTO MANUFACTURERS - 3.5%
6,700	General Motors Co., 4.75%, 12/1/2013 *	295,671

	ELECTRIC - 6.1%
5,861	NextEra Energy, Inc., 5.889%, 9/1/2015 *	293,402
4,300	PPL Corp., 9.50%, 7/1/2013 *	224,933
		518,335
	OIL & GAS - 2.2%
4,000	Apache Corp., 6.00%, 8/1/2013 *	182,800

	TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,146,007)	1,136,081

Principal ($)		Value
	BONDS & NOTES - 11.0%
	COAL - 1.7%
$ 150,000	Peabody Energy Corp., 4.75%, 12/15/2041	$ 144,469

	COMMERCIAL SERVICES - 2.4%
205,000	RR Donnelly & Sons Co., 6.125%, 1/15/2017	198,850

	ELECTRIC- 1.9%
225,000	Ameren Energy Generating Co., 6.30%, 4/1/2020	164,813

See accompanying notes to financial statements.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (continued)
December 31, 2012
Principal ($)			Value
	IRON/STEEL - 2.5%
200,000	United States Steel Corp., 6.05%, 6/1/2017		$ 209,500

	RETAIL - 2.5%
250,000	Best Buy Co. Inc., 5.50%, 3/15/2021		211,562

	TOTAL BONDS & NOTES (Cost $952,361)		929,194

Shares
	SHORT-TERM INVESTMENTS - 14.8%
	MONEY MARKET FUND - 14.8%
1,253,321	Dreyfus Treasury Prime Cash Management, 0.00%** (Cost $1,253,321)		1,253,321

	TOTAL INVESTMENTS - 100.0% (Cost $8,285,699) (a)		$ 8,456,739
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.0%		1,132
	TOTAL NET ASSETS - 100.0%		$ 8,457,871

* Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on December 31, 2012.
ADR- American Depositary Receipt

(a) Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $8,214,775 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 527,626
		Unrealized depreciation:	(285,662)
		Net unrealized appreciation:	$ 241,964

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS
Investment securities:
At cost	$ 8,285,699
At value	$ 8,456,739
Dividends and interest receivable	31,054
Receivable for Fund shares sold	11,700
Prepaid expenses and other assets	5,565
TOTAL ASSETS	8,505,058

LIABILITIES
Distribution (12b-1) fees payable	6,811
Fees payable to other affiliates	6,021
Investment advisory fees payable	8,061
Accrued expenses and other liabilities	26,294
TOTAL LIABILITIES	47,187
NET ASSETS	$ 8,457,871

Composition of Net Assets:
Paid in capital [$0 par value, unlimited shares authorized]	$ 8,605,944
Accumulated net investment income	70,924
Accumulated net realized loss from investment transactions
and foreign currency	(390,014)
Net unrealized appreciation on investments and foreign currency	171,017
NET ASSETS	$ 8,457,871

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 500,491
Shares of beneficial interest outstanding	51,136
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)(b)	$ 9.79
Maximum offering price per share
(net asset value plus maximum sales charge of 4.00%) (c)	$ 10.20

Class C Shares:
Net Assets	$ 7,957,380
Shares of beneficial interest outstanding	820,700
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.70

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $250,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of withholding taxes of $5,716)	$ 260,551
Interest	65,485
TOTAL INVESTMENT INCOME	326,036

EXPENSES
Investment advisory fees	79,766
Distribution (12b-1) fees:
Class A	735
Class C	76,828
Administrative services fees	41,182
Accounting services fees	24,408
Transfer agent fees	20,291
Professional fees	19,589
Compliance officer fees	12,295
Custodian fees	5,595
Trustees fees and expenses	5,412
Registration fees	4,057
Printing and postage expenses	3,763
Non 12b-1 shareholder servicing fees	1,203
Insurance expense	177
Other expenses	2,425
TOTAL EXPENSES	297,726

Less: Fees reimbursed by the Advisor	(100,491)
NET EXPENSES	197,235

NET INVESTMENT INCOME	128,801

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investment transactions	13,624
Foreign security transactions	4
13,628
Net change in unrealized appreciation (depreciation) on:
Investment transactions	236,711
Foreign investment transactions	(49)
236,662

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	250,290

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 379,091

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF CHANGES IN NET ASSETS
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2012	2011 (a)
FROM OPERATIONS
Net investment gain (loss)	$ 128,801	$ (14,167)
Net realized gain (loss) from investment transactions	13,628	(435,850)
Net change in unrealized appreciation (depreciation) on investments
and foreign security transactions	236,662	(65,645)
Net increase (decrease) in net assets resulting from operations	379,091	(515,662)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(3,526)	-
Class C	(72,711)	-
From return of capital:		-
Class A	(895)
Class C	(21,993)
From Distributions to shareholders	(99,125)	-

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	325,811	177,753
Class C	1,393,870	8,395,931
Net asset value of shares issued in reinvestment of distributions:
Class A	4,421	-
Class C	94,704	-
Redemption fee proceeds:
Class A	3	-
Class C	57	171
Payments for shares redeemed:
Class A	-	-
Class C	(824,055)	(875,099)
Net increase in net assets from shares of beneficial interest	994,811	7,698,756

TOTAL INCREASE IN NET ASSETS	1,274,777	7,183,094

NET ASSETS
Beginning of Period	7,183,094	-
End of Period *	$ 8,457,871	$ 7,183,094
*Includes accumulated net investment income of:	$ 70,924	$ 20,558
(a) The Beech Hill Total Return Fund commenced operations on January 24, 2011.
See accompanying notes to financial statements.
Beech Hill Total Return Fund
STATEMENT OF CHANGES IN NET ASSETS (continued)

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2012	2011 (a)
SHARE ACTIVITY
Class A:
Shares Sold	32,712	17,967
Shares Reinvested	457	-
Net increase in shares of beneficial interest outstanding	33,169	17,967

Class C:
Shares Sold	144,381	845,602
Shares Reinvested	9,902	-
Shares Redeemed	(85,764)	(93,421)
Net increase in shares of beneficial interest outstanding	68,519	752,181

See accompanying notes to financial statements.

Beech Hill Total Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

		Class A		Class A		Class C		Class C
		Year		Period		Year		Period
		Ended		Ended		Ended		Ended
		December 31,		December 31,		December 31,		December 31,
		2012		2011 (1)		2012		2011 (1)
Net asset value, beginning of period		$ 9.39		$ 10.00		$ 9.33		$ 10.00

Activity from investment operations:
	Net investment income (loss) (2)	0.22		0.05		0.15		(0.02)
	Net realized and unrealized
	loss on investments	0.35		(0.66)		0.34		(0.65)
Total from investment operations		0.57		(0.61)		0.49		(0.67)

Less distributions from:
	Net investment income	(0.14)		-		(0.09)		-
	Return of capital	(0.03)		-		(0.03)		-
Total distributions		(0.17)		-		(0.12)		-

Paid-in-Capital From Redemption Fees (7)		-	(7)	-		-	(7)	-

Net asset value, end of period		$ 9.79		$ 9.39		$ 9.70		$ 9.33

Total return (3)(6)		6.08%		(6.10)%		5.22%		(6.70)%

Net assets, at end of period (000s)		$ 500		$ 169		$ 7,957		$ 7,014

Ratio of gross expenses to average
	net assets (4)(5)(8)	2.84%		4.34%	(5)	3.77%		4.32%	(5)
Ratio of net expenses to average
	net assets (5)(8)	1.75%		1.75%	(5)	2.50%		2.50%	(5)
Ratio of net investment income (loss)
	to average net assets (5)(8)	2.28%		0.64%	(5)	1.59%		(0.23)%	(5)

Portfolio Turnover Rate (6)		61%		38%		61%		38%

(1)	The Beech Hill Total Return Fund's Class A and Class C shares commenced operations January 24, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.
(7)	Amount represents less than $0.01 per share.
(8)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

1.

ORGANIZATION

The Beech Hill Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund seeks total return from income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.00%.  Class C shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 5,138,143	$ -	$ -	$ 5,138,143
Convertible Preferred Stock	1,136,081	-	-	1,136,081
Bonds & Notes	-	929,194	-	929,194
Short-Term Investments	1,253,321	-	-	1,253,321
Total	$ 7,527,545	$ 929,194	$ -	$ 8,456,739

There were no transfers into or out of Level 1 and Level 2 during the current period presented.   It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.   The Fund did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.   Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

 to uncertain tax positions taken on returns filed for open tax years (2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the

Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the Year ended December 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $5,688,119 and $5,229,889, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Beech Hill Advisors, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% and 2.50% per annum of the Fund’s average daily net assets for Class A and Class C shares, respectively.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% and 2.50% of average daily net assets attributable to Class A and Class C shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% and 2.50% of average daily net assets for each share class. If

Fund Operating Expenses attributable to Class A and Class C shares subsequently exceed 1.75% and 2.50%, respectively per annum of the average daily net assets, the reimbursements shall be suspended. As of December 31, 2012, fee waivers subject to recapture by the Advisor was $217,261 by December 31, 2014 and $100,491 by December 31, 2015.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

For the year ended December 31, 2012, the Advisor reimbursed expenses in the amount of $100,491.

During the year ended December 31, 2012, Beech Hill Advisors, Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  Beech Hill Advisors, Inc. received $16,443 in brokerage commissions.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares.   The Distributor is an affiliate of GFS. For the year ended December 31, 2012, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

 Each Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days.   For the year ended December 31, 2012, the Fund assessed $60 in redemption fees.

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid to shareholders for the following periods were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2012	December 31, 2011
Ordinary Income	$ 76,237	$ -
Long-Term Capital Gains	-	-
Return of Capital	22,888	-
	$ 99,125	$ -

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Capital Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (258,190)	$ (131,824)	$ 241,941	$ (148,073)

The difference between book basis and tax basis unrealized appreciation and undistributed ordinary income is primarily attributable to adjustments for partnership.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $131,824.

At December 31, 2012, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains:

Short-Term	Long-Term	Total	Expiration
$ 258,190	$ -	$ 258,190	Non-Expiring

Permanent book and tax differences primarily attributable to foreign currency gains and adjustments for partnerships, resulted in reclassification for the Fund for the period ended December 31, 2012 as follows: a decrease in paid in capital of $29,637;  a decrease in accumulated net investment income of $2,198 and a decrease in accumulated net realized loss from security transactions of $31,835.

7.  NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Beech Hill Total Return Fund

EXPENSE EXAMPLES

December 31, 2012 (Unaudited)

As a shareholder of the Beech Hill Total Return Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Beech Hill Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Beech Hill Total Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 – 12/31/12	Expense Ratio During Period** 7/1/12 – 12/31/12
Class A	$1,000.00	$1,029.60	$8.93	1.75%
Class C	1,000.00	1,025.80	12.73	2.50

Hypothetical (5% return before expenses)	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 – 12/31/12	Expense Ratio During Period** 7/1/12 – 12/31/12
Class A	$1,000.00	$1,016.34	$8.87	1.75%
Class C	1,000.00	1,012.57	12.65	2.50

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

Beech Hill Total Return Fund

We have audited the accompanying statement of assets and liabilities of Beech Hill Total Return Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments as of , and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the  year then ended and the period January 24, 2011 (commencement of operations) through . These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of , by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beech Hill Total Return Fund as of , the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period January 24, 2011 through , in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2013

Beech Hill Total Return Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	96

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	96	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	103

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	103	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Beech Hill Total Return Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	96	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Beech Hill Total Return Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-760-0005.

12/31/12-Vs 1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-760-0005 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-760-0005.

INVESTMENT ADVISOR

Beech Hill Advisors, Inc

880 Third Ave., 16th Floor

New York, NY 10022

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 100

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $12,700

(b)

Audit-Related Fees

2012 – None

(c)

Tax Fees

2012 - $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/8/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/8/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/8/13